UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On June 29, 2016 and July 1, 2016, Whiting Petroleum Corporation (the “Company”) completed the exchange of a total of approximately $1.1 billion aggregate principal amount of its notes consisting of $687.9 million aggregate principal amount of its convertible notes for the same aggregate principal amount of new mandatory convertible notes and $404.8 million aggregate principal amount of its nonconvertible notes for the same aggregate principal amount of new mandatory convertible notes (the “Exchange Transactions”). Pursuant to the Exchange Transactions, the Company exchanged, in private placements in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, outstanding notes as identified in the chart below (the “Outstanding Notes”) for new mandatory convertible notes identified in the chart below (the “New Convertible Notes”).

Outstanding Notes to be Exchanged		For New Mandatory Convertible Notes
Title	Principal Amount	Title	Principal Amount
6.5% Senior Subordinated Notes due 2018 (“Existing 2018 Notes”)	$26,167,000	6.5% Mandatory Convertible Senior Subordinated Notes due 2018 (“New 2018 Notes”)	$26,167,000
5.0% Senior Notes due 2019 (“Existing 2019 Notes”)	$41,779,000	5.0% Mandatory Convertible Senior Notes due 2019 (“New 2019 Notes”)	$41,779,000
1.25% Senior Convertible Notes due 2020 (“Existing 2020 Notes”)	$687,925,000	1.25% Mandatory Convertible Senior Notes due 2020 (“New 2020 Notes”)	$687,925,000
5.75% Senior Notes due 2021 (“Existing 2021 Notes”)	$173,914,000	5.75% Mandatory Convertible Senior Notes due 2021 (“New 2021 Notes”)	$173,914,000
6.25% Senior Notes due 2023 (“Existing 2023 Notes”)	$162,962,000	6.25% Mandatory Convertible Senior Notes due 2023 (“New 2023 Notes”)	$162,962,000

Total	$1,092,747,000	Total	$1,092,747,000

The New 2018 Notes were issued pursuant to the Subordinated Indenture (the “Base Subordinated Indenture”), dated as of March 23, 2016, among the Company, Whiting Oil and Gas Corporation (“WOGC”), Whiting US Holding Company (“Whiting US”), Whiting Canadian Holding Company ULC (“Whiting Canadian”), and Whiting Resources Corporation (“Whiting Resources” and, together with WOGC, Whiting US and Whiting Canadian, the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as amended and supplemented by the Second Supplemental Indenture, dated as of July 1, 2016, among the Company, the Guarantors and the Trustee relating to the New 2018 Notes (the “Second Subordinated Supplemental Indenture” and together with the Base Subordinated Indenture, the “Subordinated Indenture”).

The New 2019 Notes, New 2021 Notes and New 2023 Notes were issued pursuant to the Senior Indenture (the “Base Senior Indenture”), dated as of March 23, 2016, among the Company, the Guarantors and the Trustee, as amended and supplemented by the Fourth Supplemental Indenture, dated as of July 1, 2016, among the Company, the Guarantors and the Trustee relating to the New 2019 Notes (the “Fourth Senior Supplemental Indenture”), the Fifth Supplemental Indenture, dated as of July 1, 2016, among the Company, the Guarantors and the Trustee relating to the New 2021 Notes (the “Fifth Senior Supplemental Indenture”), and the Sixth Supplemental Indenture, dated as of July 1, 2016, among the Company, the Guarantors and the Trustee relating to the New 2023 Notes (the “Sixth Senior Supplemental Indenture” and, together with the Base Senior Indenture, the Fourth Senior Supplemental Indenture and the Fifth Senior Supplemental Indenture, the “Senior Indenture”).

The New 2020 Notes were issued pursuant to (i) the Indenture, dated as of July 1, 2016, among the Company, the Guarantors and the Trustee relating to the New 2020 Notes (the “New 2020 Notes, Series 1”) described as 1.25% Mandatory Convertible Senior Notes due 2020, Series 1 (the “Series 1 Convertible Indenture”) and (ii) the Indenture, dated as of June 29, 2016, among the Company, the Guarantors and the Trustee relating to the New 2020 Notes (the “New 2020 Notes, Series 2”) described as 1.25% Mandatory Convertible Senior Notes due 2020, Series 2 (the “Series 2 Convertible Indenture” and, together with the Series 1 Convertible Indenture, the “Convertible Indentures”).

The New Convertible Notes are fully and unconditionally guaranteed by the Guarantors.

Four percent of the aggregate principal amount of the New Convertible Notes will be converted into shares of the Company’s common stock, par value $0.001 (the “Common Stock”), for each day of the 25 trading day period that commenced on June 23, 2016 (the “Observation Period”) if the daily volume weighted average price, or Daily VWAP (as defined in the indentures governing the New Convertible Notes), of the Common Stock on such day is (i) for the New 2020 Notes, above $8.7500, rounded to four decimal places, and (ii) for the New 2018 Notes, the New 2019 Notes, the New 2021 Notes and New 2023 Notes, above $8.75, rounded to two decimal places (the “Threshold Prices”). If the Common Stock is above the Threshold Price for the applicable series of New Convertible Notes on a trading day during the Observation Period, the Common Stock issue price will equal the higher of (i) the Daily VWAP for Common Stock for such trading day multiplied by one plus zero for the New 2018 Notes, one plus 0.5% for the New 2019 Notes, one plus 8.0% for the New 2020 Notes, one plus 2.5% for the New 2021 Notes and one plus 3.5% for the New 2023 Notes and (ii) $8.75 for the New 2018 Notes (equivalent to 114.29 shares of Whiting common stock per $1,000 principal amount of the New 2018 Notes), $8.79 for the New 2019 Notes (equivalent to 113.72 shares of Whiting common stock per $1,000 principal amount of the New 2019 Notes), $9.45 for the New 2020 Notes (equivalent to 105.82 shares of Whiting common stock per $1,000 principal amount of the New 2020 Notes), $8.97 for the New 2021 Notes (equivalent to 111.50 shares of Whiting common stock per $1,000 principal amount of the New 2021 Notes) and $9.06 for the New 2023 Notes (equivalent to 110.42 shares of Whiting common stock per $1,000 principal amount of the New 2023 Notes) (the “Minimum Prices”).

As of July 1, 2016, the Daily VWAP of the Common Stock was (i) for the New 2020 Notes, above the applicable Threshold Price for seven out of the first seven trading days during the Observation Period, and (ii) for the New 2018 Notes, the New 2019 Notes, the New 2021 Notes and the New 2023 Notes, above the applicable Threshold Price for six out of the first seven trading days during the Observation Period.

Settlements for the issuance of Common Stock applicable to the Observation Period are expected to be effected (i) for $128.5 million of New 2020 Notes, Series 2, as a single settlement on the third business day after the Observation Period, and (ii) for all other New Convertible Notes, on a daily basis on the third business day following the applicable trading day (except that issuances prior to the closing of the Exchange Transactions are expected to be settled on July 7, 2016).

Based on the amount of New Convertible Notes that have converted as of July 1, 2016 and assuming a Daily VWAP for the Common Stock for each day of the remainder of the Observation Period of $9.60, which was the average Daily VWAP for the Common Stock for the trading days from June 23, 2016 to July 1, 2016, the New Convertible Notes would convert into an aggregate of 104.0 million shares of Common Stock, subject to certain adjustments. However, the Company cannot provide any assurance as to what the Daily VWAP for the Common Stock during the Observation Period will be. Based on the amount of New Convertible Notes that have converted as of July 1, 2016 and assuming a Daily VWAP for the Common Stock for each day of the remainder of the Observation Period at the Minimum Prices, the New Convertible Notes would convert into an aggregate of 111.7 million shares of Common Stock, subject to certain adjustments.

If any New Convertible Notes remain after the Observation Period, the Common Stock issue price upon conversion will be the Minimum Price for the applicable series of New Convertible Notes. After the Observation Period, the Company has the right to mandatorily convert the New Convertible Notes if the Daily VWAP of Common Stock exceeds the Threshold Prices for the applicable series of New Convertible Notes for at least 20 trading days during a 30 consecutive trading day period after the Observation Period and holders have the right to convert the New Convertible Notes at any time.

The Subordinated Indenture, the Senior Indenture and the Convertible Indentures contain interest payment and maturity terms for the New Convertible Notes that are substantially identical to those in the indentures governing the corresponding series of Outstanding Notes. The Second Subordinated Supplemental Indenture and form of New 2018 Note, which is attached as an exhibit to the Second Subordinated Supplemental Indenture, provide, among other things, that the 2018 Mandatory Convertible Notes will bear interest of 6.5% per year (payable semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2016), and will mature on October 1, 2018. The Fourth Senior Supplemental Indenture and form of New 2019 Note, which is attached as an exhibit to the Fourth Senior Supplemental Indenture, provide, among other things, that the 2019 Mandatory Convertible Notes will bear interest of 5.000% per year (payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2016), and will mature on March 15, 2019. The Fifth Senior Supplemental Indenture and form of New 2021 Note, which is attached as an exhibit to the Fifth Senior Supplemental Indenture, provide, among other things, that the 2021 Mandatory Convertible Notes will bear interest of 5.750% per year (payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2016), and will mature on March 15, 2021. The Sixth Senior Supplemental Indenture and form of New 2023 Note, which is attached as an exhibit to the Sixth Senior Supplemental Indenture, provide, among other things, that the 2023 Mandatory Convertible Notes will bear interest of 6.25% per year (payable semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2016), and will mature on April 1, 2023. The Series 1 Convertible Indenture and form of New 2020 Note, Series 1, which is attached as an exhibit to the Series 1 Convertible Indenture, and the Series 2 Convertible Indenture and form of New 2020 Note, Series 2, which is attached as an exhibit to the Series 2 Convertible Indenture, each provide, among other things, that the 2020 Mandatory Convertible Note, Series 1 and 2020 Mandatory Convertible Note, Series 2 will bear interest of 1.25% per year (payable semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2016), and will mature on June 5, 2020.

The redemption provisions applicable to each series of the New 2018 Notes, New 2019 Notes, New 2021 Notes and New 2023 Notes (“New High Yield Convertible Notes”) are substantially identical to the redemption provisions applicable to the Existing 2018 Notes, Existing 2019 Notes, Existing 2021 Notes and Existing 2023 Notes (the “Existing High Yield Notes”), respectively. The New 2020 Notes are not redeemable prior to maturity.

The Subordinated Indenture and the Senior Indenture contain covenants that are substantially identical to the covenants in the indentures governing the Existing High Yield Notes, which, among other things, will limit the Company’s ability and the ability of the Company’s restricted subsidiaries to (i) pay dividends on, redeem or repurchase debt that is subordinated to the New High Yield Convertible Notes, (ii) make investments, (iii) incur additional indebtedness or issue preferred stock, (iv) create certain liens, (v) enter into agreements that restrict dividends or other payments from our restricted subsidiaries to us, (vi) sell assets, (vii) consolidate, merge or transfer all or substantially all of the assets of the Company and the Company’s restricted subsidiaries, taken as a whole, (viii) engage in transactions with affiliates, and (ix) create unrestricted subsidiaries. Many of the foregoing covenants will terminate if the New High Yield Convertible Notes achieve an investment grade rating from each of Moody’s Investors Services, Inc. and Standard & Poor’s Rating Services.

Upon the occurrence of certain change of control triggering events or if the Company consummates certain sales of assets, the Company must offer to repurchase the New High Yield Convertible Notes. If the Company undergoes a fundamental change, the Company must offer to repurchase the New 2020 Notes.

The Subordinated Indenture, Senior Indenture and the Convertible Indentures contain customary events of default that are substantially identical to the events of default in the indentures governing the Outstanding Notes. In the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization with respect to the Company, any subsidiary of the Company that is a significant subsidiary or any group of subsidiaries of the Company that, taken together, would constitute a significant subsidiary, all outstanding New Convertible Notes will become due and payable immediately without further action or notice. If any other event of default occurs and is continuing, then the Trustee or the holders of at least 25% in principal amount of the then outstanding New Convertible Notes of each affected series may declare the New Convertible Notes to be due and payable immediately.

The foregoing descriptions of the Base Senior Indenture, the Fourth Senior Supplemental Indenture, the Fifth Senior Supplemental Indenture, the Sixth Senior Supplemental Indenture, the Series 1 Convertible Indenture, the Series 2 Convertible Indenture, the Base Subordinated Indenture and the Second Subordinated Supplemental Indenture do not purport to be complete and are qualified in its entirety by reference to the full text of the Base Senior Indenture, the Fourth Senior Supplemental Indenture, the Fifth Senior Supplemental Indenture, the Sixth Senior Supplemental Indenture, the Series 1 Convertible Indenture, the Series 2 Convertible Indenture, the Base Subordinated Indenture and the Second Subordinated Supplemental Indenture, copies of which are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8, respectively, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 2.03 is incorporated into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits:

(4.1)	Senior Indenture, dated March 23, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K filed on March 23, 2016 (File No. 001-31899)].

(4.2)	Fourth Supplemental Indenture, dated July 1, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 5.000% Mandatory Convertible Senior Notes due 2019, Series B-1.

(4.3)	Fifth Supplemental Indenture, dated July 1, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 5.750% Mandatory Convertible Senior Notes due 2021, Series C-1.

(4.4)	Sixth Supplemental Indenture, dated July 1, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 6.25% Mandatory Convertible Senior Notes due 2023, Series D-1.

(4.5)	Indenture, dated July 1, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 1.25% Mandatory Convertible Senior Notes due 2020, Series 1.

(4.6)	Indenture, dated June 29, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 1.25% Mandatory Convertible Senior Notes due 2020, Series 2.

(4.7)	Subordinated Indenture, dated March 23, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee [Incorporated by reference to Exhibit 4.5 to Whiting Petroleum Corporation’s Current Report on Form 8-K filed on March 23, 2016 (File No. 001-31899)].

(4.8)	Second Supplemental Indenture, dated July 1, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 6.5% Mandatory Convertible Senior Subordinated Notes due 2018, Series A-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: July 5, 2016	By:	/s/ James J. Volker
James J. Volker
Chairman, President and
Chief Executive Officer

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(4.1)	Senior Indenture, dated March 23, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K filed on March 23, 2016 (File No. 001-31899)].

(4.2)	Fourth Supplemental Indenture, dated July 1, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 5.000% Mandatory Convertible Senior Notes due 2019, Series B-1.

(4.3)	Fifth Supplemental Indenture, dated July 1, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 5.750% Mandatory Convertible Senior Notes due 2021, Series C-1.

(4.4)	Sixth Supplemental Indenture, dated July 1, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 6.25% Mandatory Convertible Senior Notes due 2023, Series D-1.

(4.5)	Indenture, dated July 1, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 1.25% Mandatory Convertible Senior Notes due 2020, Series 1.

(4.6)	Indenture, dated June 29, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 1.25% Mandatory Convertible Senior Notes due 2020, Series 2.

(4.7)	Subordinated Indenture, dated March 23, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee [Incorporated by reference to Exhibit 4.5 to Whiting Petroleum Corporation’s Current Report on Form 8-K filed on March 23, 2016 (File No. 001-31899)].

(4.8)	Second Supplemental Indenture, dated July 1, 2016, among Whiting Petroleum Corporation, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 6.5% Mandatory Convertible Senior Subordinated Notes due 2018, Series A-1.